SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DOVER DOWNS ENTERTAINMENT, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                        DOVER DOWNS ENTERTAINMENT, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 1997

                            ------------------------

TO THE HOLDERS OF COMMON STOCK:

     PLEASE TAKE NOTICE that the 1997 Annual Meeting of Shareholders of DOVER DOWNS ENTERTAINMENT, INC., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Friday, October 31, 1997, at 9:00 A.M. (Eastern Standard Time) for the following purposes:

          1. To elect three Class I Directors to the Board of Directors;

          2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated September 24, 1997 is attached.

     The Board of Directors has fixed the close of business on September 19, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          MICHAEL B. KINNARD, General Counsel

Dated: Dover, Delaware

       September 24, 1997

                            ------------------------

     YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                                PROXY STATEMENT

                        DOVER DOWNS ENTERTAINMENT, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 1997

                            ------------------------

     The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on October 31, 1997 (the "Annual Meeting") is submitted to the shareholders for their information.


                   SOLICITATION OF AND POWER TO REVOKE PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of DOVER DOWNS ENTERTAINMENT, INC., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

     The mailing address for the Company's principal executive office is 1131 North DuPont Highway, Route 13, Dover, Delaware 19901. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on or about September 24, 1997.

     A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors as Class I Directors.

     The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the General Counsel of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                                 CAPITAL STOCK

     The outstanding capital stock of the Company on September 19, 1997 consisted of 2,979,000 shares of Common Stock, par value $.10 per share (the "Common Stock"), and 12,269,330 shares of Class A Common Stock, par value $.10 per share (the "Class A Common Stock"). Shares of Class A Common Stock are convertible at any time into shares of Common Stock on a share-for-share basis at the option of the holders thereof.

     Each holder of Common Stock is entitled to one vote for each share of Common Stock held and each holder of Class A Common Stock is entitled to ten votes for each share of Class A Common Stock held, except to the extent that voting by class is required by law. At a meeting of stockholders at which a quorum is present, a majority of the votes cast decides all questions, unless the matter is one upon which a different vote is required by express provision of law or the Company's Certificate of Incorporation or Bylaws. Under the General Corporation Law of the State of Delaware, holders of Common Stock and Class A Common Stock are entitled to vote as a class with respect to certain matters, including mergers and amendments to the Certificate of Incorporation of the Company which would have certain specified effects on the Common Stock and Class A Common Stock, respectively. There is no class voting or cumulative voting with respect to the election of directors.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the State of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast in favor of a proposal to the number of votes cast against the proposal, and hence only votes for or against the proposal (and not abstentions or broker non-votes) are relevant to the outcome.

     As of July 31, 1997, only six persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of the Common Stock or Class A Common Stock. The name and address of each such person, together with the number of shares owned and the percentage of outstanding shares that ownership represents and information as to Common Stock and Class A Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                                                                  NUMBER OF SHARES
                                                                                    AND NATURE OF
NAME AND ADDRESS                                            TITLE OF                 BENEFICIAL         PERCENT OF
OF BENEFICIAL OWNERS                                         CLASS                  OWNERSHIP(1)           CLASS
------------------------------------------------  ----------------------------  ---------------------  -------------
John W. Rollins ................................          Common Stock                         --               --
One Rollins Plaza                                     Class A Common Stock              6,000,330(2)          48.8%
Wilmington, DE 19803
Henry B. Tippie ................................          Common Stock                         --               --
P.O. Box 26557                                        Class A Common Stock              1,640,000             13.3%
Austin, TX 78755
Eugene W. Weaver ...............................          Common Stock                         --               --
One Rollins Plaza                                     Class A Common Stock                800,000(3)           6.5%
Wilmington, DE 19803
Gary W. Rollins ................................          Common Stock                         --               --
2170 Piedmont Street, NE                              Class A Common Stock              1,015,000              8.3%
Atlanta, GA 30301
R. Randall Rollins .............................          Common Stock                         --               --
2170 Piedmont Street, NE                              Class A Common Stock              1,015,000              8.3%
Atlanta, GA 30301
Jeffrey W. Rollins .............................          Common Stock                         --               --
One Rollins Plaza                                     Class A Common Stock                665,500              5.4%
Wilmington, DE 19803
Denis McGlynn ..................................          Common Stock                        100               --
1131 North DuPont Highway                             Class A Common Stock                254,500              2.1%
Dover, DE 19901
Robert M. Comollo ..............................          Common Stock                      1,000               --
1131 North DuPont Highway                             Class A Common Stock                     --               --
Dover, DE 19901
Pilgrim Baxter & Associates, Ltd. ..............          Common Stock                    549,814             18.7%
11255 Drummers Lane, Ste. 300                         Class A Common Stock                     --               --
Wayne, PA 19087
T. Rowe Price ..................................          Common Stock                    150,000(4)           5.1%
100 East Pratt Street                                 Class A Common Stock                     --               --
Baltimore, MD 21202
All Directors and Officers as a Group (12                 Common Stock                      4,600              0.2%
  persons)......................................      Class A Common Stock             10,974,830             89.3%

------------------
(1) As to officers and directors, shares are owned directly and of record. Class A Common Stock is convertible, at any time, on a share-for-share basis into Common Stock at the option of the holders thereof. As a result, pursuant to Rule 13d of the Securities Exchange Act of 1934, a stockholder is deemed to have beneficial ownership of the shares of Common Stock which such stockholder may acquire upon conversion of the Class A Common Stock. In order to avoid overstatement, the amount of Common Stock beneficially owned does not take into account such shares of Common Stock which may be acquired upon conversion (an amount which is equal to the number of shares of Class A Common Stock held by a stockholder). The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1996 Stock Option Plan which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: Denis McGlynn, 5,000 shares; Eugene W. Weaver, 2,500 shares; and all directors and officers as a group, 12,000 shares.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

(2) Does not include 6,000 shares of Class A Common Stock held by his wife and 4,000 shares of Common Stock held by his wife as Custodian for his minor children, as to which Mr. Rollins disclaims any beneficial interest.

(3) Does not include 300,000 shares of Class A Common Stock owned by a partnership over which Mr. Weaver has sole voting power, as to which Mr. Weaver disclaims any beneficial interest.

(4) Shares are owned by the T. Rowe Price New Horizons Fund for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser. Price Associates has sole dispositive power for the entire holding of 150,000 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

                             ELECTION OF DIRECTORS

     Three individuals are to be elected at the Annual Meeting to serve as Class I Directors for a term of three years, and until the election and qualification of their successors. Six other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Certificate of Incorporation which provide for the election of directors for staggered terms, with each director serving a three year term.

     Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of each of the persons named below to a three year term as a director. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for such nominee as is designated by the present Board of Directors to fill such vacancy.

     The name and age of each of the nominees, his principal occupation, the period during which he has served as a director, together with the number of shares of Common Stock and Class A Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as at the close of business July 31, 1997 (according to information received by the Company), are set forth below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                                SHARES OF          PERCENT OF
         NAMES OF                        PRINCIPAL                SERVICE AS                     CAPITAL           OUTSTANDING
         NOMINEES                      OCCUPATION(1)               DIRECTOR       AGE           STOCK(2)             SHARES
--------------------------  ------------------------------------  -----------  ---------  ---------------------  ---------------
Class I (Term Expires
  2000)
Henry B. Tippie...........  Vice Chairman of the Board; Chairman    1996 to       70          Common Stock:
                                of the Executive Committee and       date                          --                      --
                                Vice Chairman of the Board, Rollins                        Class A Common Stock:
                                Truck Leasing Corp.; Chairman of                                1,640,000                13.3%
                                the Executive Committee and
                                Director, Matlack Systems, Inc.;
                                Chairman of the Board and Chief
                                Executive Officer, Tippie
                                Services, Inc.
R. Randall Rollins........  Chairman of the Board and Chief         1996 to       65          Common Stock:
                                Executive Officer, Rollins,          date                          --                      --
                                Inc.; Chairman of the Board and                           Class A Common Stock:
                                Chief Executive Officer, RPC,                                   1,015,000                 8.3%
                                Inc.(3)
Patrick J. Bagley.........  Vice President--Finance and             1996 to       50          Common Stock:
                            Treasurer, Rollins Truck Leasing         date                          500                     --
                                Corp.; Vice President--Finance,                           Class A Common Stock:
                                Treasurer and Director, Matlack                                    --                      --
                                Systems, Inc.

 NAMES OF DIRECTORS WHOSE
  TERMS HAVE NOT EXPIRED
--------------------------
Class II (Term Expires
  1998)
John W. Rollins, Jr.......  President, Chief Operating Officer      1996 to       55          Common Stock:
                                and Director, Rollins Truck          date                          --                      --
                                Leasing Corp.; Chairman of the                             Class A Common Stock:
                                 Board, Matlack Systems, Inc.(3)                                 237,000                  1.9%
Eugene W. Weaver..........  Senior Vice President--                 1971 to       64          Common Stock:
                                Administration; Financial            date                          --                      --
                                Vice President, John W. Rollins                           Class A Common Stock:
                                & Associates; Vice Chairman and                                800,000(4)                 6.5
                                Financial Vice President,
                                Rollins Jamaica, Ltd.; Financial
                                Vice President and Director,
                                Brandywine Sports, Inc.
Melvin L. Joseph..........  Vice President and Director of Auto     1969 to       75          Common Stock:
                                Racing, Dover Down International     date                          --                      --
                                Speedway, Inc.; President,                                Class A Common Stock:
                                Melvin Joseph Construction                                       362,500                  2.9%
                                Company
Class III (Term Expires
  1999)
John W. Rollins...........  Chairman of the Board; Chairman of      1967 to       81          Common Stock:
                                the Board and Chief Executive        date                          --                      --
                                Officer, Rollins Truck Leasing                            Class A Common Stock:
                                Corp.(3)                                                      6,000,330(5)               48.8%
Denis McGlynn.............  President and Chief Executive           1979 to       51          Common Stock:
                                Officer                              date                          100                     --
                                                                                          Class A Common Stock:
                                                                                                 254,500                  2.1%
Jeffrey W. Rollins........  Vice President--Operations,             1993 to       32          Common Stock:
                                Brandywine Center Management,        date                          --                      --
                                L.L.C.(3)                                                 Class A Common Stock:
                                                                                                 665,500                  5.4%

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
(1) Except as noted, the nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: John W. Rollins, Rollins, Inc., Matlack Systems, Inc., Laidlaw Environmental Services, Inc., RPC, Inc. and FPA Corp.; Henry B. Tippie, Rollins, Inc., Laidlaw Environmental Services, Inc. and RPC, Inc.; R. Randall Rollins, SunTrust Banks Inc. and SunTrust Banks of Georgia; John W. Rollins, Jr., Laidlaw Environmental Services, Inc. Eugene W. Weaver is an advisor to the Board of Directors, WSFS Financial Corp. Jeffrey W. Rollins has been Vice President - Operations for Brandywine Center Management, L.L.C. since 1997. Previously he was Vice President of the Eastern Region of Rollins Environmental, Inc., a subsidiary of Laidlaw Environmental Services, Inc. John W. Rollins has been a director and major stockholder of the Company since 1967 and was appointed to the newly created position of Chairman of the Board of Directors in 1996. Rollins Truck Leasing Corp. is engaged in the business of truck leasing and logistics. Matlack Systems, Inc. provides transportation services. Rollins, Inc. is a consumer services company engaged in residential and commercial termite and pest control and security systems. Laidlaw Environmental Services, Inc. is engaged in the business of industrial waste disposal. RPC, Inc. is a diversified company engaged in oil and gas field services and boat manufacturing. WSFS Financial Corp., SunTrust Banks Inc., and SunTrust Banks of Georgia are all financial institutions. John W. Rollins & Associates and Tippie Services, Inc. provide management services. Rollins Jamaica, Ltd., Brandywine Sports, Inc. and Brandywine Center Management, L.L.C. are involved in real estate development or management.

(2) All shares are owned directly and of record. Class A Common Stock is convertible, at any time, on a share-for-share basis into Common Stock at the option of the holders thereof. As a result, pursuant to Rule 13d of the Securities Exchange Act of 1934, a stockholder is deemed to have beneficial ownership of the shares of Common Stock which such stockholder may acquire upon conversion of the Class A Common Stock. In order to avoid overstatement, the amount of Common Stock beneficially owned does not take into account such shares of Common Stock which may be acquired upon conversion (an amount which is equal to the number of shares of Class A Common Stock held by a stockholder). The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1996 Stock Option Plan which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: Denis McGlynn, 5,000; Eugene W. Weaver, 2,500; and Melvin L. Joseph, 2,500.

(3) John W. Rollins is the uncle of R. Randall Rollins and the father of John W. Rollins, Jr. and Jeffrey W. Rollins.

(4) Does not include 300,000 shares of Class A Common Stock owned by a partnership over which Mr. Weaver has sole voting power, as to which Mr. Weaver disclaims any beneficial interest.

(5) Does not include 6,000 shares of Class A Common Stock held by his wife and 4,000 shares of Common Stock held by his wife as Custodian for his minor children, as to which Mr. Rollins disclaims any beneficial interest.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held two regularly scheduled meetings and one special meeting during fiscal year 1997. All members of the Board attended each meeting.

     Audit Committee. The Audit Committee consists of Patrick J. Bagley, Chairman, and Henry B. Tippie. The Audit Committee held one meeting during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

     Executive Committee. The Executive Committee consists of John W. Rollins, Chairman, Denis McGlynn and Eugene W. Weaver. The Executive Committee held two meetings during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. The Compensation and Stock Option Committee held three meetings during the last fiscal year. The Committee performs all of the functions of a compensation committee, such as establishing compensation and benefits for the Company's directors, officers and employees and administers the Company's outstanding Stock Option Plans including the granting of options to various employees of the Company and its subsidiaries.

     The Company does not have a nominating committee of the Board of Directors.

                            DIRECTORS' COMPENSATION

     Directors who are not full-time employees of the Company or any of its subsidiaries are each paid an annual retainer for Board service of $10,000 and an attendance fee of $1,000 for each Board of Directors or committee meeting attended.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 9 shall not be incorporated by reference into any such filings.

          REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal year 1997, the members of the Compensation and Stock Option Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

     The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

     Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

     The salary of each executive officer is determined by the Compensation and Stock Option Committee. As previously stated, in making its determinations the Committee gives consideration to the Company's operating performance for the prior fiscal year and the individual executive's performance.

     The annual incentive compensation package for the executive officers is developed by the Chief Executive Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Committee and is either accepted, amended or modified.

     Awards under the Company's Stock Option Plans are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. Grants are made under the Plans and the Plans are administered pursuant to Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock options, the Committee gives consideration to the overall performance of the Company and the performance of individual employees.

                                CEO COMPENSATION

     The CEO's compensation is determined by the Compensation and Stock Option Committee. As is the case with respect to the executive officers, the CEO's compensation is based upon the Company's operating performance and his individual performance. The CEO's compensation consists of the same three elements identified above with respect to executive officers: salary; an annual incentive; and, in some years, grants of stock options. The determination of salary and the award of stock options, if any, are subjective and not based upon any specific formula or guidelines. The determination of an annual incentive is based on the amount by which the Company's pre-tax earnings exceed a target established by the Committee prior to the beginning of the fiscal year. The target is revised annually. The CEO is not a member of the Committee and does not participate in the deliberations of the Committee when his salary or incentive is determined.

                                Compensation and
                             Stock Option Committee
                             ----------------------
                           Henry B. Tippie - Chairman
                                John W. Rollins

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 1997 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except as follows: Timothy R. Horne, Vice President - Finance, inadvertently filed a late Form 3 upon becoming an executive officer of the Company and Denis McGlynn inadvertently filed a late Form 4 with regard to shares he acquired through the exercise of stock options.

                            COMMON STOCK PERFORMANCE

     The following graph reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and an index of peer companies selected by the Company consisting of companies engaged in one or more of the following businesses: motorsports, horse racing and gaming. In addition to the Company, the peer group includes Speedway Motorsports, Inc., Penske Motorsports, Inc., Grand Prix Association of Long Beach, Penn National Gaming, Inc., Argosy Gaming Company, The Sands Regent, Showboat, Inc., President Casinos, Inc., Casino America, Inc., Lady Luck Gaming Corp., Churchill Downs, Inc. and Hollywood Park, Inc. The graph assumes that the value of the investment in the Company's common stock and each index was 100 at October 3, 1996 [the Company's initial public offering date] and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.


      In the printed version of this document a graph appears that depicts the following plot points:

                                10/03/96         6/30/97
                                --------         -------
Dover Downs
 Entertainment, Inc.              100              107
Peer Group                        100               88
S & P 500                         100              128

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended July 31, 1996 and June 30, 1997, of those persons who were, at June 30, 1997, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                            ------------------------------
                                                                                  AWARDS           PAYOUTS
                                               ANNUAL COMPENSATION          -------------------    -------
                                        --------------------------------    RESTRICTED   STOCK
           NAME OF                                          OTHER ANNUAL      STOCK     OPTIONS     LTIP        ALL OTHER
          PRINCIPAL                     SALARY   INCENTIVE    COMP.(2)       AWARDS(3)   /SARS     PAYOUTS    COMPENSATION
          POSITION            YEAR(1)      $          $          $              $          #          $             $
--------------------------    -------   -------  ---------  ------------    ---------- --------    -------    ------------
Denis McGlynn ............     1997     320,833   289,659        --             --      31,764        --            --
President and CEO              1996     350,000   314,351        --             --          --        --            --

Eugene W. Weaver .........     1997      91,667    37,958        --             --      15,000        --            --
Senior Vice President--        1996      59,584   337,970        --             --          --        --            --
Administration

Robert M. Comollo ........     1997     114,583    47,447        --             --      12,000        --            --
Treasurer and Secretary        1996      86,920   337,970        --             --         --         --            --

------------------
(1) In 1997, the Company changed its fiscal year end from July 31 to June 30. Accordingly, the numbers for 1997 reflect compensation for eleven months.

(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.

(3) No awards have ever been made.

        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted in the fiscal year ending June 30, 1997 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their eight-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.


                                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL RATES OF
                                                                                                        STOCK PRICE
                                                                                                      APPRECIATION FOR
                                                       INDIVIDUAL GRANTS(1)                            OPTION TERM(2)
                                          -----------------------------------------------  ---------------------------------------
                                                      % OF TOTAL
                                                        OPTIONS
                                                      GRANTED TO
                                           OPTIONS     EMPLOYEES    EXERCISE
                                           GRANTED     IN FISCAL      PRICE    EXPIRATION
                  NAME                       (#)         YEAR        ($/SH)       DATE         0%           5%            10%
----------------------------------------  ---------  -------------  ---------  ----------  -----------  -----------  -------------
Denis McGlynn...........................     31,764         28.2%   $   17.00    08/04/04          --   $   257,823  $     617,525
Eugene W. Weaver........................     15,000         13.3%   $   17.00    08/04/04          --   $   121,752  $     291,615
Robert M. Comollo.......................     12,000         10.6%   $   17.00    08/04/04          --   $    97,402  $     233,292
All employees as a group(3).............    112,764        100.0%   $   17.00    08/04/04          --   $   922,447  $   2,209,402
                                                                           to          to
                                                                    $   18.00    11/04/04

                                                        (Footnotes on next page)

(Footnotes from previous page)

(1) Options for the Named Executives were granted on August 5, 1996.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting.

(3) Based on 97,764 options granted on August 5, 1996 and 15,000 options granted on November 4, 1996. All options relate to shares of Common Stock and have an exercise price ranging from $17.00 to $18.00.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes option exercises during the eleven months ended June 30, 1997(1) by the Company's Named Executives, and the value of the options held by such persons as of June 30, 1997. The Company has not granted and does not have any Stock Appreciation Rights outstanding.

                                                                                                VALUE OF
                                                                      NUMBER OF                UNEXERCISED
                                    SHARES                           UNEXERCISED              IN-THE-MONEY
                                   ACQUIRED         VALUE            OPTIONS AT                OPTIONS AT
                                 ON EXERCISE      REALIZED           FY-END (#)                FY-END ($)
           NAME(2)                   (#)           ($)(3)      EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(4)
------------------------------  --------------  -------------  -----------------------   -------------------------
Denis McGlynn.................       112,500     $ 1,782,103          -0- /301,764              -0- /$4,531,773
Eugene W. Weaver..............        22,500     $   372,100          -0- / 15,000              -0- /$   15,000
Robert M. Comollo.............            --             -0-          -0- / 12,000              -0- /$   12,000

------------------
(1) In 1997, the Company changed its fiscal year end from July 31 to June 30. Accordingly, the numbers for 1997 reflect option exercises for eleven months.

(2) John W. Rollins and Henry B. Tippie did not acquire or have any outstanding Incentive Stock Options.

(3) Fair market value of underlying security at exercise date less the exercise price. Shares acquired were shares of Class A Common Stock. Shares of Class A Common Stock are convertible at any time into shares of Common Stock on a share-for-share basis at the option of the holders thereof. Class A Common Stock does not trade on any securities exchange and does not have a readily ascertainable market value. For purposes of this table, the fair market value of Common Stock was used.

(4) The value of the Company's Common Stock on June 30, 1997 was $18.00 per share.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     There were no Long-Term Incentive Plan Awards to the Named Executives during fiscal year 1997.

                                 BENEFIT PLANS

PENSION PLANS

     The Company's Pension Plan is a non-contributory qualified employee defined benefit plan. All full time employees of the Company are eligible to participate in the Pension Plan. Up to September 30, 1989, retirement benefits were equal to the sum of from 1% to 1.5% of an employee's annual cash compensation for each year of service to age 65. Commencing October 1, 1989 and thereafter, retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

     Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested after the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $120,000 beginning at the Social Security retirement age (currently age 65).

     The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

     Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended June 30, 1997 during the remainder of his service until age 65; and
(c) that the Plans continue without substantial modification.

     The estimated annual benefit at retirement for each of the following Named Executives of the Company is: Denis McGlynn, $228,722; Eugene W. Weaver, $7,290; and Robert M. Comollo, $88,193.

401(K) RETIREMENT PLAN

     Since October 1994, the Company has had a deferred compensation plan pursuant to section 401(k) of the Internal Revenue Code for all its full time employees who have completed one year of service. Covered employees may contribute up to 9% of their compensation for each calendar year. In addition, the Company contributes up to an additional 5% of the first 3% of compensation contributed by any covered employee to the plan (an employee's maximum contribution is $9,500 factored for inflation annually). All contributions are funded currently.

                                    AUDITORS

     The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

     KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended June 30, 1997. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

     During the fiscal year ended June 30, 1997, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                             SHAREHOLDER PROPOSALS

     Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than July 3, 1998 for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 MISCELLANEOUS

     ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997, WHICH INCLUDES THE FINANCIAL STATEMENTS. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

              TIMOTHY R. HORNE
              VICE PRESIDENT-FINANCE
              DOVER DOWNS ENTERTAINMENT, INC.
              1131 NORTH DUPONT HIGHWAY
              DOVER, DE 19901

     THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

     The Company's Annual Report for the fiscal year ended June 30, 1997 has been mailed to shareholders under separate cover.

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          MICHAEL B. KINNARD,
                                          General Counsel

Dover, Delaware
September 24, 1997

                        DOVER DOWNS ENTERTAINMENT, INC.

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

                  FRIDAY, OCTOBER 31, 1997, 9:00 A.M., E.S.T.

    The undersigned hereby constitutes and appoints John W. Rollins and Denis McGlynn, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock and Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on October 31, 1997 at 9:00 A.M. Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated September 24, 1997, as follows:

                              (MARK ONLY ONE BOX)

    1. ELECTION OF DIRECTORS

       Nominees: Henry B. Tippie, R. Randall Rollins, and Patrick J. Bagley

       / / VOTE FOR all nominees listed above; except vote withheld from following nominee (if any):

     ---------------------------------------------------------------------------

       / / VOTE WITHHELD FROM all nominees.

    2. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                       (OVER)

                              (CONTINUED FROM OTHER SIDE)

    The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated September 24, 1997, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOVER DOWNS ENTERTAINMENT, INC. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                             Please sign below, date and return
                                             promptly.

                                             ___________________________________

                                             ___________________________________
                                               Signature(s) of Shareholder(s)

                                                         DATED: October   , 1997

                                             Signature(s) should conform to
                                             name(s) and title(s) stenciled
                                             hereon. Executors, administrators,
                                             trustees, guardians and attorneys
                                             should add their title(s) on
                                             signing.

 NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
                          MAILED IN THE UNITED STATES.